Pebblebrook Update on Second Quarter 2020 Operating Trends June 30, 2020

PEBBLEBROOK UPDATE ON SECOND QUARTER 2020 OPERATING TRENDS Forward-Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of Pebblebrook Hotel Trust’s (the “Company”) business, financial condition, liquidity, results of operations, plans and objectives. These forward-looking statements are based on the Company’s beliefs, assumptions, estimates and expectations of future performance, taking into account information currently available to the Company. These beliefs, assumptions, estimates and expectations can change as a result of many possible events or factors, not all of which are known to the Company. If a change occurs, the Company’s business, prospects, financial condition, liquidity and results of operations may vary materially from these forward-looking statements. These risks and uncertainties include, but are not limited to, the state of the U.S. economy, supply and demand in the hotel industry and other factors as are described in greater detail in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company's Annual Report on Form 10-K for the year ended December 31, 2019. You should carefully consider these risks when you make an investment decision concerning the Company’s securities. You are cautioned not to place undue reliance on any forward-looking statements. The Company assumes no obligation to update or revise any forward-looking statements, hotel zetta san francisco whether as a result of new information, future events or otherwise. This presentation does not constitute, and may not be used in connection with, an offer or solicitation by anyone. This document is current as of June 30, 2020. The Company assumes no obligation to update or revise any of the information in this document. The projections and forward-looking statements in the following presentation are based on assumptions and estimates developed by the Company and actual results will vary from the projections and such variations may be material. This presentation may contain errors or omissions of information, which may be material in nature and the Company undertakes no duty to update the information to conform to actual results or changes in its results or expectations. Additionally, the assumptions, projections, estimates and forward-looking statements reflected in this presentation depend upon future events, many of which are out of the Company’s control. Nothing herein should be relied upon or regarded as a representation by the Company, management or its employees as to any of the historical information, financials, projections, assumptions, estimates or forward-looking statements or other information herein. Inquiries: Raymond D. Martz le méridien delfina santa monica Chief Financial Officer (240) 507-1330 rmartz@pebblebrookhotels.com 2

PEBBLEBROOK UPDATE ON SECOND QUARTER 2020 OPERATING TRENDS Hotel Demand Bottomed in Mid-April and Has Since Improved Total Traveler Throughput (as % of 2019)(1) 25% Jun 21: 590,456 Travelers 20% 15% Apr 14: 87,534 Travelers 10% 5% 0% Trend Highlights • Hotel industry demand bottomed in mid-April • Hotel operating performance has gradually improved every week since mid-April as travel slowly recovers • Weekly improvements in occupancy are occurring in all markets, including resort and urban • Leisure travel is recovering more quickly than the overall industry demand, thus benefiting our drive-to resorts 3 (1) Source: Transportation Security Administration (TSA).

PEBBLEBROOK UPDATE ON SECOND QUARTER 2020 OPERATING TRENDS Updates of Hotels and Resorts That Have Reopened • In early May, 8 properties were reopened, including 1 resort and 6 urban hotels • Between late May and late June, our remaining 7 resorts reopened (all 8 of our resorts were open by June 30), increasing our total number of open hotels and resorts to 16 • By the end of July, we are evaluating reopening an additional 7-10 hotels, which would increase our total number of open hotels and resorts to 21-24 • We expect to have approximately half of our portfolio open by the end of July paradise point resort & spa san diego mission bay resort the marker key west skamania lodge southernmost beach resort 4

PEBBLEBROOK UPDATE ON SECOND QUARTER 2020 OPERATING TRENDS Operating Trends for Pebblebrook’s Open Property Portfolio • As our hotels and resorts reopen and ramp up, operating performance improves every week • For the most recent week ending June 28, our resorts ran XX.X% occupancy at a $XXX.XX average daily rate • Our resorts are not discounting guestrooms and are averaging rates above those from 2019 Open Hotel & Resort Total Portfolio Open Resort Portfolio(2) Week Open 2020 2020 2019 2020 Room Week Open 2020 2020 2019 2020 Room Ending Properties Occ ADR ADR Revenue(1) Ending Resorts Occ ADR ADR Revenue(1) May 24 7 18% $227 $271 $531 May 24 1 25% $528 $408 $240 May 31 8 17% $215 $241 $539 May 31 2 20% $372 $278 $258 Jun 7 11 19% $231 $276 $860 Jun 7 5 22% $301 $261 $592 Jun 14 13 26% $247 $275 $1,389 Jun 14 7 31% $303 $275 $1,020 Jun 21 XX XX% $XXX $XXX $X,XXX Jun 21 X XX% $XXX $XXX $X,XXX Jun 28 XX XX% $XXX $XXX $X,XXX Jun 28 X XX% $XXX $XXX $X,XXX the westin san diego gaslamp quarter l’auberge del mar (1) Dollars in thousands. (2) Pebblebrook resorts include Chaminade Resort & Spa, LaPlaya Beach Resort & Club, L'Auberge Del Mar, Paradise Point Resort & Spa, San Diego Mission Bay Resort, Skamania Lodge, 5 Southernmost Beach Resort and The Marker Key West.

PEBBLEBROOK UPDATE ON SECOND QUARTER 2020 OPERATING TRENDS Updated Estimated Average Cash Burn • The monthly cash burn for our resorts is now forecasted to be eliminated in June, generating positive EBITDA (our previous estimate on May 7 assumed a monthly cash burn for our resorts of $2.5 million to $3.0 million) • The monthly cash burn for our hotel portfolio is now forecasted to run between $12 million and $15 million, which is $3 million less than our previous estimate on May 7 of $15 million to $18 million • To reflect a significant number of hotels and resorts reopening, the total corporate cash burn is now forecasted to run between $22 million and $25 million, which is $3 million to $5 million less than our previous estimate on May 7 of $25 million to $30 million hotel palomar los angeles beverly hills Assumptions: Hotels that are anticipated to reopen will reopen for the remainder of 2020; common dividends are paid at $0.01 per common share per quarter; preferred dividends continue to 6 be paid quarterly pursuant to their securities.

PEBBLEBROOK UPDATE ON SECOND QUARTER 2020 OPERATING TRENDS Credit Facility Waiver Process Overview • The waiver amendment with our bank group and private noteholders is currently being finalized • Waivers are being provided through Q1 2021 with substantially less restrictive covenants through 2022 • Flexibility is provided for acquisitions, new investments and substantial capital investments in renovations and redevelopments for our existing portfolio • Most of our 2021 debt maturities are anticipated to be extended to late 2022 chaminade resort & spa 7